SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                            ------------------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) - December 16, 1996 as of July 31, 1996


                   UNITED MERCHANTS AND MANUFACTURERS, INC.
            (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-3185              13-1426280
(State or Other Jurisdiction        (Commission        (I.R.S. Employer
     of Incorporation)              File Number)      Identification No.)


   Two Executive Drive, Fort Lee, N.J.                   07024-3308
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code      (201) 585-2100

Item 5. Other Events.

As reported in Registrant's Quarterly Report on Form 10-Q for the quarter ended December 31, 1995 filed February 26, 1996, the Registrant and its 79%-owned subsidiary, Reunited Holdings, Inc. (formerly Victoria Creations, Inc.), each filed petitions for reorganization relief under Chapter 11 of the United States Bankruptcy Code on February 22, 1996. Registrant is continuing to operate its business as debtor-in-possession while the reorganization case is pending. Registrant and its subsidiary are in the process of evaluating their businesses and formulating a plan or plans of reorganization.

Registrant and its subsidiary requested that the Securities and Exchange Commission allow them to follow a modified reporting procedure in lieu of the periodic reports required under the Securities Exchange Act of 1934, as amended. The Commission granted the Registrants' request. Therefore, the Registrants will file, under cover of Form 8-K, the financial reports and schedules that are filed with the Bankruptcy Court.

Included herewith, Registrant is filing the cover letter, certificate and verified financial statements/operating reports for the month ended July 31, 1996 as filed with the Bankruptcy Court. As soon as practical, Registrant will file the monthly verified financial statements/operating reports for each of the months of August, September, October and November 1996 and, as due, future monthly reports.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  United Merchants and Manufacturers, Inc.




Date December 16, 1996            By /s/ Norman R. Forson
                                     Norman R. Forson
                                     Senior Vice President

                 UNITED MERCHANTS AND MANUFACTURERS, INC.
                      Two Executive Drive, Suite 780
                             Fort Lee NJ 07024
                               201-585-2100
November 14, 1996

United States Bankruptcy Court
Southern District of New York
Attn: Office of the Clerk
Alexander Hamilton Customs House
One Bowling Green
New York NY 10004-1408

In re: United Merchants and Manufacturers, Inc. and Victoria Creations, Inc., Debtors, Jointly Administered Chapter 11 Case No. 96 B 40941 (AJG)

Enclosed herewith is a copy of the verified financial statements/operating reports for the month of July 1996. My letter dated October 30, 1996 explained the reasons these financial statements were delayed.

I have previously sent you the schedule of and receipts for Federal, state, and local taxes withheld and paid for the fiscal months of July, August and September 1996.

The companies do not make sales subject to sales tax.

All property taxes due and payable have been paid.

All insurance policies, including for workers compensation and disability, have been paid for the current period.



UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.
VICTORIA CREATIONS, INC., D.I.P.



by Norman R. Forson, Senior Vice President

cc: U.S. Department of Justice
    Office of the United States Trustee
    Southern District of New York
    Attn: Goodwin Benjamin, Esquire
    80 Broad Street, 3rd Floor
    New York NY 10004

    Zalkin, Rodin & Goodman LLP
    Attn: Andrew D. Gottfried, Esquire
    750 Third Avenue
    New York NY 10017

    Skadden, Arps, Slate, Meagher & Flom
    Attn: Michael L. Cook, Esquire
    919 Third Avenue
    New York NY 10022-3897

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

in re
                                                 CASE NO. 96 B 40941 (AJG)
                                                 CHAPTER 11
UNITED MERCHANTS AND MANUFACTURERS, INC. AND
  REUNITED HOLDINGS, INC. (formerly VICTORIA CREATIONS, INC.), Debtors

                      MONTHLY OPERATING STATEMENT FOR
                          THE MONTH OF JULY 1996

DEBTORS' ADDRESS:
2 Executive Drive, Suite 780
Fort Lee NJ 07024

                               Monthly Disbursements - see Statement of
                                                            Cash Flows

DEBTORS' ATTORNEY:
Michael L. Cook (MC 7887)
Lawrence V. Gelber (L 9384)
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York NY 10022-3897

                               Monthly Operating Profit - see Statement of
                                                               Operations

REPORT PREPARER:
Norman R. Forson, Senior Vice President

    This operating statement must be signed by a representative of the Debtor.

    The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.




Date  11-14-96                 \s\ Norman R. Forson, Sr. V.P.
                               Signature and Title

Indicate if this is an amended statement by checking here.

                                          AMENDED STATEMENT [  ]

             UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.



                           FINANCIAL STATEMENTS



                                   INDEX




                                                                    Page
                                                                   Number

Statement of Operations.............................................  2

Balance Sheet.......................................................  3

Statement of Cash Flows.............................................  4

Notes to Financial Statements.......................................  5

         UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

         STATEMENT OF OPERATIONS  (000 omitted)




                                                              MONTH OF
                                                                JULY
                                                                1996
                                                             ---------
         Rental income.......................................     $106


         General and administrative expenses.................     (247)
                                                             ---------
                                              Operating Loss     ($141)

         Interest expense - net..............................      (78)
         Other income .......................................       34
         Reorganization expenses.............................       (6)
         Provision for income taxes..........................       (6)
         Amounts billed to 79%-owned subsidiary:
          Management services during reorganization..........       80
          Interest income on intercompany indebtedness.......      162
         Equity in loss of 79%-owned subsidiary - Note G.....   (5,374)
                                                             ---------
                                                    Net Loss   ($5,329)


         Dividends applicable to preferred stock.............      375
                                                             ---------
                        Net Loss Applicable to Common Shares   ($5,704)
                                                             =========

         Average common shares outstanding...................   17,845

                                   Net Loss per Common share    ($0.32)
                                                             =========
         ----------

         See Notes to Financial Statements.

         UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

         BALANCE SHEET  (000 omitted)
                                                              JULY 31
                                                                1996
                                ASSETS                       ---------
         Current Assets:
          Cash...............................................     $158
          Receivables........................................      139
                                                             ---------
                                        Total Current Assets      $297

         Land and buildings..................................   $1,931
          Less accumulated depreciation and amortization.....   (1,280)
                                                             ---------
                                      Net Land and Buildings      $651

         Investment in and advances to 79%-owned subsidiary..   16,041

         Other Assets and Deferred Charges...................    1,794
                                                             ---------
                                                Total Assets   $18,783
                                                             =========
            LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
         Current Liabilities:
          Trade payables.....................................      $35
          Accrued expenses and sundry liabilities............      845
                                                             ---------
                                   Total Current Liabilities      $880

         Liabilities subject to compromise:
          Accounts payable...................................   $1,264
          Accrued expenses...................................      980
          Long-term debt.....................................   55,693
          Other long-term liabilities........................        8
                                                             ---------
                     Total Liabilities Subject to Compromise   $57,945

         Long-Term Debt......................................    7,459
         Other Long-Term Liabilities.........................    2,431

         Stockholders' Equity (Deficit):
          Preferred stock, par value $1 per share; 10,000,000
           shares authorized; 450,000 shares outstanding.....     $450
          Common stock, par value $1 per share: 40,000,000
           shares authorized; 17,845,000 shares outstanding
           (excluding 22,800 shares held in treasury)........   17,845
          Capital in excess of par value.....................   64,674
          Retained earnings (deficit)........................ (128,901)
          Notes receivable from stock purchase agreement.....   (4,000)
                                                             ---------
                        Total Stockholders' Equity (Deficit)  ($49,932)
                                                             ---------
                                Total Liabilities and Equity   $18,783
                                                             =========
         See Notes to Financial Statements.

         UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

         STATEMENT OF CASH FLOWS  (000 omitted)



                                                              MONTH OF
                                                                JULY
                                                                1996
                                                             ---------
         Cash Flows from Operating Activities:
          Net earnings (loss)................................  ($5,329)
          Adjustments to reconcile net earnings (loss) to
           net cash used for operating activities:
            Depreciation and amortization....................        8
            Equity in (earnings) loss of 79%-owned subsidiary    5,374
            Interest income charged to 79%-owned subsidiary..     (162)
          Decrease (increase) in assets:
           Receivables.......................................      (30)
           Other assets and deferred charges.................        0
          Increase (decrease) in liabilities:
           Trade payables ...................................      (13)
           Accrued expenses and sundry liabilities...........       14
                                                             ---------
            Net Cash Provided (Used) by Operating Activities     ($138)

         Cash Flows from Financing Activities:
          Increase in long-term debt.........................       78
          Decrease in long-term debt.........................     (203)
                                                             ---------
            Net Cash Provided (Used) by Financing Activities     ($125)
                                                             ---------
                                 Increase (Decrease) in Cash     ($263)

         Cash at beginning of period.........................      421
                                                             ---------
                                       Cash at end of period      $158
                                                             =========
         -------------------
         Supplemental disclosures of cash flow information:
          Interest...........................................       $0
          Income Taxes.......................................        0

         See Notes to Fianacial Statements.

             UNITED MERCHANTS AND MANUFACTURERS, INC., D.I.P.

                       NOTES TO FINANCIAL STATEMENTS

NOTE A - BASIS OF PRESENTATION

The accompanying financial statements of United Merchants and Manufacturers, Inc. ("UM&M" or the "Company") are unaudited, are as of and for the month ended July 31, 1996 and have been prepared in accordance with generally accepted accounting principles (except on a separate company basis - see the accompanying financial statements of the Company's 79%-owned subsidiary which is accounted for herein on the equity method) for interim financial information. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. The financial statements reflect the Company's equity in the loss on the sale by the Company's 79%-owned subsidiary of most of its operating assets on July 1, 1996, limited to the Company's investment in the subsidiary as of that date (see Note G below). The results of operations of interim periods are subject to year-end audit and adjustments and are not necessarily indicative of the results of operations of the fiscal year. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company's consolidated verified financial statements/operating reports for the year ended June 30, 1996 filed with the United States Bankruptcy Court, Southern District of New York, New York NY.

The accompanying financial statements have been prepared in conformity with generally accepted accounting principles applicable to a going concern which contemplate the realization of assets and the liquidation of liabilities in the normal course of business. In the event that a plan of reorganization (see Note B below) is not consummated, certain adjustments may be required to the stated amounts and classification of assets and liabilities.

NOTE B - PETITION FOR REORGANIZATION UNDER CHAPTER 11

Effective February 22, 1996, the Company and its 79%-owned subsidiary, Reunited Holdings, Inc. (formerly Victoria Creations, Inc.), filed petitions for reorganization relief under Chapter 11 of the Bankruptcy Code in the United States Court for the Southern District of New York.

Pursuant to the Bankruptcy Code, the Company is continuing to operate its businesses as debtor-in-possession while the reorganization case is pending. The Company is allowed to use, and is using, its cash and other resources at the operating level in the ordinary course of business.

Under Chapter 11, the presentation and collection of certain prepetition claims against the Company are stayed. These claims are reflected in the accompanying balance sheet as "Liabilities Subject to Compromise". Additional claims (liabilities subject to compromise) may arise resulting from rejection of executory contracts, including leases, and may be determined by the court (or agreed to by the parties in interest) for contingencies and other disputed amounts.

Creditors holding claims secured by the Company's assets are also stayed, although such claimants may move the court for relief from the stay. Secured claims are secured by liens on substantially all of the Company's assets.

Liabilities subject to compromise are stated at the Company's carrying value and not at the amounts for which the claims may be settled.

The statement of cash flows reflects changes in applicable liabilities before the reclassification of such amounts to Liabilities Subject to Compromise.

The Company anticipates that it will not be required to pay postpetition interest on certain of its prepetition debt obligations and, accordingly, effective with the filing, discontinued accruing interest on those debt obligations included in Liabilities Subject to Compromise. Contractual interest not accrued and not reflected in the statement of operations with respect to those obligations during the month amounted to $333,500.

NOTE C - INCOME TAXES

The Company has net operating loss carryforwards to offset earnings. The amount shown as provisions for income taxes are for state and local taxes.

NOTE D - DIVIDENDS APPLICABLE TO PREFERRED STOCK

The Company has not declared nor paid any cash dividends on its 10% Cumulative Preferred Stock in order to retain its available cash for use in its operations. For financial statement purposes, cumulative preferred dividends are deducted from the results of operations in determining earnings applicable to common shares whether or not such dividends are declared or paid.

NOTE E - LONG-TERM DEBT

Long-term debt classified as subject to compromise consists of the following:
                                                      JULY 31
                                                        1996
                                                       (000)
                                                      --------
  3 1/2% Senior Subordinated Secured Debentures
   due 2009, net of unamortized discount of
   $46,211,000......................................  $ 22,931
  5% Subordinated Notes due 2019:
   Issued to former senior lender...................    30,000
   Issued in settlement of lawsuit, net of
    unamortized discount of $20,852,000.............     1,148
  Other.............................................     1,614
                                                      --------
          Total Long-Term Debt Subject to Compromise  $ 55,693
                                                      ========

Long-term debt not classified as subject to compromise is a term loan secured by substantially all of the Company's assets, matures July 31, 2000 and bears interest at the rate of 12% a year. Subsequent to the filing of the petition for reorganization, the Company has accrued interest on this debt but has not paid such interest in cash.

NOTE F - SUPPLEMENTAL BALANCE SHEET INFORMATION

Supplemental information regarding certain balance sheet captions is as follows:
                                                      JULY 31
                                                        1996
                                                       (000)
                                                      --------
Other assets and deferred charges:
 Assets held for sale................................ $  1,659
 Deposits............................................       69
 Other...............................................       66
                                                      --------
                                                      $  1,794
                                                      ========
Other long-term liabilities:
 Deferred shutdown costs............................. $  1,337
 Accrued workers compensation........................    1,094
                                                      --------
                                                      $  2,431
                                                      ========

Note G - Sale of Assets

Under order of the bankruptcy Court, effective July 1, 1996, the Company's 79%-owned subsidiary sold most of its operating assets as a "going concern" for proceeds of approximately $5.5 million in cash and the assumption by the buyer of $19.55 million of the subsidiary's liability to its senior secured lender. The subsidiary simultaneously used a portion of the cash proceeds to payoff the balance owed to its senior secured lender. The sale resulted in a non-cash loss to the subsidiary of approximately $24.2 million. As set forth in Note A above, the Company's equity in the loss on sale is limited to the Company's investment in the subsidiary, approximately $5.4 million, at the date of sale. Subsequent to the sale, the subsidiary continues to own and operate a design studio providing design services for the high-quality-costume-jewelry and fashion-jewelry industries.